UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 13, 2025

LOEWS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6541	13-2646102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street, New York, NY	10019-2714
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 521-2000

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	L	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Loews Corporation (the “Company”) held its 2025 Annual Meeting of Shareholders on May 13, 2025 (the “Annual Meeting”). A brief description of the matters voted upon at the Annual Meeting and the results of the voting on such matters are set forth below.

Proposal 1: Election of Directors. Shareholders elected each of the Company’s nominees for director.

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes

Ann E. Berman	180,456,465	11,577,774	158,395	7,043,046
Charles D. Davidson	184,546,362	7,561,401	84,871	7,043,046
Charles M. Diker	179,768,295	12,338,927	85,412	7,043,046
Paul J. Fribourg	171,250,018	20,861,852	80,764	7,043,046
Walter L. Harris	179,540,533	12,570,581	81,520	7,043,046
Jonathan C. Locker	184,515,399	7,594,858	82,377	7,043,046
Susan P. Peters	186,550,443	5,488,029	154,162	7,043,046
Alexander H. Tisch	187,804,148	4,316,998	71,488	7,043,046
Benjamin J. Tisch	190,252,092	1,869,284	71,258	7,043,046
James S. Tisch	183,480,606	8,641,765	70,263	7,043,046

Proposal 2: Say on Pay. Shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers (“Say on Pay”).

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

181,013,530	10,983,925	195,179	7,043,046

Proposal 3: Auditor Ratification. Shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditor for 2025.

Votes For	Votes Against	Votes Abstained

191,525,321	7,592,340	118,019

Proposal 4: 2025 Incentive Compensation Plan. Shareholders approved the Loews Corporation 2025 Incentive Compensation Plan.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

161,299,361	30,701,749	191,524	7,043,046

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index.

EXHIBIT INDEX

Exhibit No.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOEWS CORPORATION
(Registrant)

Dated: May 13, 2025	By:	/s/ Marc A. Alpert
Marc A. Alpert
Senior Vice President,
General Counsel
and Secretary